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                                                                    Exhibit 10.2

                         HYPERION SOLUTIONS CORPORATION
                        RESTRICTED STOCK AWARD AGREEMENT

                         - RELATING TO 100,000 SHARES -

                        EFFECTIVE AS OF OCTOBER 11, 1999

RECITALS

         A. The Compensation Committee has approved this Restricted Stock Award Agreement for the purpose of retaining the services of JEFFREY R. RODEK (the "Employee").

         B. Employee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is intended to promote the interests of the Corporation by providing Employee with the opportunity to acquire a proprietary interest, or otherwise increase his proprietary interest, in the Corporation as an incentive for him to remain in the service of the Corporation.

         C. All capitalized terms in this Agreement shall have the meanings assigned to them in the attached Appendix.

                  NOW, THEREFORE, it is hereby agreed as follows:

            1. GRANT OF SHARES. The Corporation hereby grants to Employee, on the terms and subject to the conditions set forth herein, 100,000 restricted shares of Common Stock.

            2. PAYMENT. In payment of the Restricted Shares, Employee shall deliver to the Corporation on the date hereof a check for One Hundred Dollars ($100.00), the aggregate par value of the Restricted Shares. Such payment shall constitute purchase of the Restricted Shares.

            3. FORFEITURE AND TRANSFER RESTRICTIONS.

               a. Restrictions. In the event that Employee's Service to the Corporation shall cease for any reason, all Restricted Shares for which restrictions have not then lapsed pursuant to Section 3(b) or Section 4 (a), (c) or (d) below shall be forfeited by Employee. This restriction shall be referred to as the "Forfeiture Restriction". In addition, Employee shall not be permitted to sell, assign, pledge or otherwise encumber any Restricted Shares until lapse of the Forfeiture Restriction. This restriction is referred to as the "Transfer Restriction" and, together with the Forfeiture Restriction, the "Restrictions".

               b. Lapse of Restrictions. Except as otherwise provided in Section 4, the Restrictions shall lapse with respect to Six Thousand Two Hundred and Fifty (6,250) Restricted Shares on the eleventh day each successive third


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month following October 11, 1999, such that the Restrictions shall have lapsed with respect to all of the Restricted Shares on October 11, 2003 if the Employee remains in Service at such date.

               c. If any Restricted Shares are forfeited, such shares shall be immediately surrendered to the Corporation for cancellation, and the Employee shall have no further stockholder rights with respect to those shares. The Corporation shall repay the Employee $.001 for each Restricted Share forfeited within 30 days of their forfeiture.

            4. ACCELERATION OF LAPSE OF RESTRICTIONS.

               a. In the event of a Corporate Transaction, the Restrictions shall lapse with respect to all of the Restricted Shares immediately prior to the effective date of the Corporate Transaction. Restrictions shall not lapse, however, if and to the extent: (i) all obligations with respect to the Restricted Shares are assumed by the successor corporation such that Service with the successor corporation will constitute Service hereunder or (ii) the Restricted Shares are to be replaced with a cash incentive program or arrangement of the successor corporation which compensates the Employee in an amount equal to the Fair Market Value of the Restricted Shares which remain subject to the Restrictions at the time of the consummation of such Corporate Transaction, which amount shall be payable in installments when, and only to the extent that, the Restrictions would have lapsed with respect to such Restricted Shares had they remained outstanding at such times. The determination of comparability under clause (i) shall be made by the Compensation Committee, and such determination shall be final, binding and conclusive.

               b. Immediately prior to the Corporate Transaction, all Restricted Shares for which Restrictions have not (i) lapsed pursuant to Section 3(b) or 4(a) or (ii) been assumed pursuant to Section 4(a), shall be forfeited by Employee.

               c. Upon an Involuntary Termination of Employee's Service within eighteen (18) months following a Corporate Transaction in which the Restricted Shares have been assumed by the successor corporation pursuant to Section 4(a)(i), the Restrictions shall lapse with respect to all of the Restricted Shares.

               d. The Compensation Committee shall have the discretion, exercisable at any time while the Restrictions remain applicable to any of the Restricted Shares, to (i) provide for the automatic lapse of the Restrictions with respect to all or any part of the Restricted Shares upon the occurrence of a Change in Control or (ii) condition any such automatic lapsing upon the subsequent Involuntary Termination of the Employee's Service within a specified period following the effective date of such Change in Control

               e. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or


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business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            5. RIGHTS AS A STOCKHOLDER; CASH DIVIDENDS. Employee shall have full stockholder rights with respect to the Restricted Shares, whether or not the Restrictions have lapsed with respect to those shares. Accordingly, Employee shall have the right to vote the Restricted Shares and to receive any regular cash dividends paid on the Restricted Shares.

            6. STOCK DIVIDENDS, ETC. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which Employee may have the right to receive with respect to any Restricted Shares which remain subject to the Restrictions by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to
(i) the same Restrictions applicable to any Restricted Shares which remain subject to the Restrictions and (ii) the escrow arrangements described in
Section 8 below.

            7. WAIVER OF RESTRICTIONS. The Compensation Committee may in its discretion waive the Restrictions applicable to any Restricted Shares that would otherwise be forfeited upon the cessation of Employee's Service. Such waiver shall result in the immediate lapse of the Restrictions with respect to any or all of the Restricted Shares subject to the Restrictions. Such waiver may be effected at any time.

            8. CERTIFICATE; LEGENDS.

               a. Certificates representing the Restricted Shares will bear the following legend:

                           "The shares represented by this certificate have been issued under a Restricted Stock Award Agreement, dated as of October 11, 1999, by and between Hyperion Solutions Corporation and Jeffrey R. Rodek (the "Agreement"). Under the terms of the Agreement, the shares represented hereby are subject to forfeiture and may not be sold, assigned, transferred, pledged or otherwise encumbered without the prior written consent of Hyperion Solutions Corporation."

The foregoing legend shall be removed upon the request of Employee after all restrictions on the Restricted Shares represented by a certificate have lapsed.

               b. Certificates representing the Restricted Shares will be issued in Employee's name and held by the Secretary of the Corporation until all restrictions on the Restricted Shares have lapsed. When restrictions have lapsed on the Restricted Shares, certificates for such Restricted Shares will be delivered to Employee


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upon request. Notwithstanding the foregoing, if Employee pledges all or any part of the Restricted Shares as security for a loan made by the Corporation to Employee as contemplated by that certain Security and Pledge Agreement, dated as of the date hereof, between the Corporation and Employee (the "Security Agreement"), then the Restricted Shares shall be delivered to the pledgeholder named therein, and shall be delivered to the Corporation or the Employee, as appropriate, only upon release by the pledgeholder.

            9. TAX CONSEQUENCES.

                     a. Tax Advisor. Employee acknowledges that the tax consequences associated with the Restricted Shares and this Agreement are complex and depend upon Employee's particular circumstances and that the Corporation has urged Employee to consult a tax advisor. By signing below Employee acknowledges that he has retained his own counsel to provide tax advice, and neither the Corporation nor any of its employees, representatives or advisors has given Employee tax advice regarding the Restricted Shares or this Agreement.

                     b. Withholding Tax. Employee is responsible for the payment of any withholding or employment taxes which, in the judgment of the Corporation, result from the purchase of the Restricted Shares or the lapse of Forfeiture Restrictions thereon.

                     c. Restrictions. Upon receipt of restricted stock, a recipient generally has taxable income in the amount of the excess of the then fair market value of the stock over any consideration paid for the Stock (the "spread"). However, since the Restricted Shares are subject to a "substantial risk of forfeiture," if Employee does not make an election under Section 83(b) of the Code with respect to such shares within 30 days after the date on which Employee purchases the Restricted Shares in accordance with Section 1 above (a "Section 83(b) Election"), Employee will have taxable income upon lapse of the Forfeiture Restriction, rather than at receipt, in an amount equal to the spread on the date of lapse. The taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Corporation will generally receive a corresponding income tax deduction. Employee has executed and delivered to the Corporation an Acknowledgment in the form of Exhibit 7(c) hereto.

            10. ADJUSTMENT IN RESTRICTED SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to the total number and/or class of the Restricted Shares.

            11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be


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binding upon, the Corporation and its successors and assigns and Employee,
Employee's assigns and the legal representatives, heirs and legatees of Employee's estate.

            12. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Employee shall be in writing and addressed to Employee at the address indicated below Employee's signature line below. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

            13. NO COMMITMENT. Nothing in this Agreement constitutes an agreement that Employee will be employed or retained by the Corporation for any term.

            14. CONSTRUCTION. This Agreement is made and the Restricted Shares are granted pursuant to resolutions approved by the Compensation Committee and are in all respects limited by and subject to the terms of such resolutions.

            15. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

            16. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.



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                  IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

                                                  HYPERION SOLUTIONS CORPORATION



                                                    By: /s/ Stephen Imbler
                                                       -------------------------

                                                    Name:
                                                         -----------------------

                                                    Title:
                                                          ----------------------

                                                     /s/ Jeffrey R. Rodek
                                                     ---------------------------
                                                     Jeffrey R. Rodek

                                                     Address:
                                                             -------------------
                                                             -------------------
                                                             -------------------

         I as the Employee's spouse also accept and agree to be bound by the terms and conditions of this Agreement.

                                                    /s/ Christine Schlund-Rodek
                                                    ----------------------------
                                                    Spouse



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                                    APPENDIX

                  The following definitions shall be in effect under the
Agreement:

         A.       AGREEMENT shall mean this Restricted Stock Award Agreement.

         B.       BOARD shall mean the Corporation's Board of Directors.

         C.       CAUSE shall mean:

                        (i) The Employee's failure to perform in a satisfactory fashion one or more reasonable and lawful duties assigned to the Employee by the Company under this Agreement, if such failure continues for 15 days or more after the Company has given the Employee written notice describing such failure and advising him of the consequences of such failure under this Agreement, provided that such notice shall be required only with respect to the first failure;

                        (ii) The Employee's conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof;

                        (iii) The Employee's failure or refusal to carry out the reasonable directives of the Company, if such failure continues for three days or more after the Company has given the Employee written notice describing such failure and advising him of the consequences of such failure under this Agreement, provided that such notice shall be required only with respect to the first failure;

                        (iv) Any breach of this Agreement, the Proprietary Information and Inventions Agreement between the Employee and the Company, or any other agreement between the Employee and the Company;

                        (v) Threats or acts of violence directed at any present, former or prospective employee, independent contractor, vendor, customer or business partner of the Company (or any of the Company's affiliates); or

                        (vi) The commission of any act of fraud, embezzlement or dishonesty by Employee, any unauthorized use or disclosure by Employee of confidential information or trade secrets of the Company (or any of the Company's affiliates), or any other intentional misconduct by Employee affecting the business or affairs of the Company (or any of the Company's affiliates) in a material manner.


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         D. CHANGE IN CONTROL shall mean a change in ownership or control of the
Corporation effected through either of the following transactions:

            (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

            (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         E. CODE shall mean the Internal Revenue Code of 1986, as amended.


         F. COMMON STOCK shall mean the Corporation's common stock, par value $.001 per share.


         G. COMPENSATION COMMITTEE shall mean a subcommittee of the Board composed of outside members of the Board which makes policy determinations regarding executive compensation.

         H. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

            (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

            (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         I. CORPORATION shall mean Hyperion Solutions Corporation, a Delaware corporation.


         J. EMPLOYEE shall refer to Mr. Jeffrey R. Rodek.


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         K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

            (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         L. FORFEITURE RESTRICTION shall have the meaning set forth in Section 3(a).


         M. INVOLUNTARY TERMINATION shall mean the termination of Employee's Service which occurs by reason of:


            (i) Employee's involuntary dismissal or discharge by the Corporation for reasons other than for Cause, or

            (ii) Employee's voluntary resignation following Optionee's following
(A) A significant diminution in the nature or scope of the Optionee's authority, duties or responsibilities in effect immediately prior to the Change in Control;
(B) Any reduction in the rate of the Optionee's Base Compensation in effect immediately prior to the Change in Control or a reduction of 25% or more in the value of the Optionee's aggregate compensation and benefits in effect immediately prior to the Change in Control; (C) The relocation of the Optionee's principal place of employment to a site more than 25 miles removed from his principal place of employment immediately prior to the Change in Control; or (D) An increase of 25% or more in the average amount of time per month that the Optionee is required to be away from his principal place of employment, relative to the average amount of time per month that the Optionee was required to be away from his principal place of employment immediately prior to the Change in Control.

         N. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the


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determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            O. RESTRICTED SHARES shall mean the shares of Common Stock awarded to Employee hereunder.


            P. RESTRICTIONS shall have the meaning set forth in Section 3(a).

            Q. SECTION 83(b) ELECTION shall have the meaning set forth in
Section 9(c).

            R. SECURITY AGREEMENT shall have the meaning set forth in Section 8(b).

            S. SERVICE shall mean the Employee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, a non-employee member of the board of directors or a consultant or independent advisor.

            T. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

            U. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            V. TRANSFER RESTRICTION shall have the meaning set forth in Section 3(a).




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                                                                    EXHIBIT 7(c)


                          ACKNOWLEDGMENT AND STATEMENT
                         OF DECISION REGARDING ELECTION
                          PURSUANT TO SECTION 83(b) OF
                            THE INTERNAL REVENUE CODE


         The undersigned (which term includes the undersigned's spouse), a purchaser of 100,000 shares of Common Stock of Hyperion Solutions Corporation, a Delaware corporation (the "CORPORATION"), pursuant to the Restricted Stock Award Agreement dated as of October 11, 1999 (the "AGREEMENT"), hereby states as follows:

         1. The undersigned acknowledges receipt of a copy of the Agreement. The undersigned has carefully reviewed the Agreement.

         2. The undersigned either [check as applicable]:

         ___ (a) has consulted and has been fully advised by, the undersigned's own tax advisor, _________________________, whose business address is __________________________________, regarding the federal, state and local tax consequences of purchasing shares under the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "CODE"), and pursuant to the corresponding provisions, if any, of applicable state laws; or

         ___ (b) has knowingly chosen not to consult such a tax advisor.

         3. The undersigned hereby states that the undersigned has decided [check as applicable]:

         ___ (a) to make an election pursuant to Section 83(b) of the Code, and is submitting to the Corporation, together with the undersigned's executed Agreement, an executed form headed in part "Election Pursuant to Section 83(b) of the Internal Revenue Code," which is attached as Exhibit A to this Acknowledgment; or

         ___ (b) not to make an election pursuant to Section 83(b) of the Code.

         4. Neither the Corporation nor any representative of the Corporation has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

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         5. The undersigned is also submitting to the Corporation, together with the Agreement, an executed original of an election, if any is made, of the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, which are applicable to the undersigned's purchase of shares under the Agreement.



Date:  ___________________
       ______________________________________
                                    Purchaser


Date:  ___________________
       ______________________________________
            Purchaser's Spouse, if applicable

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                                                                       EXHIBIT A

                    ELECTION PURSUANT TO SECTION 83(b) OF THE
                INTERNAL REVENUE CODE TO INCLUDE IN GROSS INCOME
           THE EXCESS OVER THE PURCHASE PRICE, IF ANY, OF THE VALUE OF
                PROPERTY TRANSFERRED IN CONNECTION WITH SERVICES


         The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in the undersigned's gross income for the 1999 taxable year the excess (if any) of the fair market value of the property described below, over the amount the undersigned paid for such property, and supplies herewith the following information in accordance with the Treasury regulations promulgated under Section 83(b):

         1. The undersigned's name, address and taxpayer identification (social security) number are:

              Name:            Jeffrey R. Rodek
              Address:         18 Sunpeak
                               Irvine, CA 92612

              Social Security
              Number:  ___________________________

         2. The property with respect to which the election is made consists of 100,000 shares of Common Stock of Hyperion Solutions Corporation, a Delaware corporation (the "Corporation").

         3. The date on which the shares were transferred to the undersigned was October 11, 1999, and the taxable year to which this election relates is 1999.

         4. The shares are subject to the following restrictions: (a) forfeiture if the undersigned ceases to perform services for the Corporation (or any parent or subsidiary of the Corporation) in the capacity of an employee, a non-employee member of the board of directors or a consultant or independent advisor and (b) transfer restrictions if the undersigned wishes to transfer the shares prior to the lapse of such forfeiture restriction.

         5. The fair market value of the shares at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) was $_____ per share.

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         6. The amount paid for the shares by the undersigned was $0.001 per share.

         7. A copy of this election has been furnished to the Corporation.


Date:  November __, 1999
       ______________________________________
       Jeffrey R. Rodek


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